                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - November 2, 2001

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



Pennsylvania                         0-16276                  23-2449551
----------------------        ----------------------     -----------------------
State or other jurisdiction     (Commission File            (IRS Employer
of incorporation)                         Number)        Identification Number)



101 North Pointe Boulevard                                    17601-4133
Lancaster, Pennsylvania                                      ------------
------------------------------------                           (Zip Code)
(Address of principal executive offices)


Registrant's telephone number including area code:           (717) 581-6030
                                                    --------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         On November 2, 2001, Sterling Financial Corporation entered into an Agreement with Equipment Finance, Inc. Under the Agreement, Sterling will acquire all of the outstanding shares of Equipment Finance, Inc, in exchange for no more than 954,000 shares of Sterling common stock and approximately $10 Million, in cash. After consummation of the transaction, Equipment Finance will operate as a wholly-owned subsidiary of Sterling.

         On the effective date, Equipment Finance shareholders will exchange their Equipment Finance common stock for approximately $30 Million in consideration, which will consist of approximately 70% of Sterling stock and 30% cash. Sterling management currently expects the transaction to be accretive to earnings by $.06 to $.08 cents per share in the first full year of operations.

         The transaction is subject to various conditions, including, among others, approval of the merger by the shareholders of Equipment Finance, and approval by applicable regulatory authorities, including the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System.

         Assuming that all conditions are satisfied without unexpected delay, Sterling anticipates that the effective date will occur in the first quarter of 2002. The transaction will be accounted for as a purchase for financial reporting purposes.

         The Agreement and a press release announcing the transaction are attached as Exhibits to this Current Report and are incorporated herein by reference.

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99.1 Agreement and Plan of Reorganization dated as of November 2, 2001, by and among Sterling Financial Corporation, Sterling EFI Acquisition Corporation and Equipment Finance, Inc.

                  99.2 Press Release of Sterling Financial Corporation, dated November 5, 2001.


ITEM 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.


          Not Applicable.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STERLING FINANCIAL CORPORATION
                                          (Registrant)


Dated: November 5, 2001                   /s/ John E. Stefan
                                          -----------------------------------
                                          John E. Stefan,
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX

                                                                               Page Number
                                                                               in Manually
Exhibit                                                                        Signed Original

99.1       Agreement and Plan of Reorganization dated as of November 2,
           2001, by and among Sterling Financial Corporation, Sterling
           EFI Acquisition Corporation, and Equipment Finance, Inc.

99.2        Press Release of Sterling Financial corporation dated
           November 5, 2001.

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